SUMMARY PROSPECTUS

Rainier Large Cap Equity Portfolio – RIMEX

Original Shares

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.rainierfunds.com/LiteratureAndForms/pages/LitandFormsInd.aspx. You may also obtain this information at no cost by calling (800) 248-6314. The Fund’s Prospectus and Statement of Additional Information, both dated July 29, 2011, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Rainier Large Cap Equity Portfolio (the “Portfolio”) seeks to maximize long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Rainier Large Cap Equity Portfolio.

Shareholder Fees	None
(fees paid directly from your investment)
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.15%

Total Annual Fund Operating Expenses	1.15%

EXAMPLE

This example is intended to help you compare the cost of investing in shares of the Rainier Large Cap Equity Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$117	$365	$633	$1,398

PORTFOLIO TURNOVER

The Rainier Large Cap Equity Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Rainier Large Cap Equity Portfolio’s turnover rate was 74.09% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuing its goal, the Rainier Large Cap Equity Portfolio invests at least 80% of its assets in the common stock of large-capitalization companies traded in the U.S. The Investment Adviser considers large-capitalization companies to be those currently with minimum market capitalizations of $3 billion at the time of purchase. The Portfolio may invest in common stock of companies of all sizes, including small-capitalization companies. Investments in companies with market capitalizations below $3 billion will normally comprise less than 20% of the Portfolio. The Portfolio will normally be invested in approximately 75 to 150 securities. Although the Portfolio does not expect to maintain significant positions in such securities on a normal basis, the Rainier Large Cap Equity Portfolio may invest up to 25% of its assets in foreign securities. Foreign securities include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are listed and traded on a domestic national securities exchange. Currently, the Investment Adviser intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).

The Investment Adviser refers to its stock selection philosophy as Growth at a Reasonable Price (“GARP”). Stock selection focuses on companies that are likely to demonstrate superior earnings growth relative to their peers, and whose equities are selling at attractive relative valuations. The Portfolio is diversified over a broad cross-section of economic sectors and industries. To help control risk, the Investment Adviser compares the Portfolio’s economic sector weightings to a broad index, such as the Standard & Poor’s (S&P) 500 Index®, and normally avoids extreme overweighting or underweighting relative to that index. The Investment Adviser considers the sale of a specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

PRINCIPAL INVESTMENT RISKS

Since the Portfolio is invested in common stocks whose prices change daily, there is the risk that an investor could lose money. The Portfolio’s share price may be affected by

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sudden declines in the market value of an investment, or by an overall decline in the stock market. Like all managed funds, there is a risk that the Investment Adviser’s strategy for managing the Portfolio may not achieve the desired results or may be less effective than other strategies in a particular market environment. Investments in securities of small- and medium-size companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically. Investments in foreign securities involve increased risks due to political, social and economic developments abroad, as well as due to differences between U.S. and foreign regulatory practices. Growth stocks may fall out of favor with investors. High portfolio turnover involves correspondingly greater expenses to the Portfolio, including brokerage commissions and dealer mark-ups and other transaction costs. This may also result in adverse tax consequences for shareholders.

PERFORMANCE

The following performance information provides some indication of the risks of investing in the Rainier Large Cap Equity Portfolio. The bar chart below illustrates how the Portfolio’s total returns have varied from year to year. The table below illustrates how the Portfolio’s average annual total returns for the 1-year, 5-year and 10-year periods compare with a domestic broad-based market index and with a secondary index provided to illustrate how the Portfolio’s returns compare with a domestic growth style market index. The Portfolio’s performance before and after taxes is not necessarily an indication of how the Portfolio will perform in the future. Updated performance is available on the Investment Adviser’s website at www.rainierfunds.com.

RAINIER LARGE CAP EQUITY PORTFOLIO

CALENDAR-YEAR TOTAL RETURNS (%)

The year-to-date total return as of June 30, 2011 for the Portfolio was 4.65%.

Best Quarter:	+14.86%	(second quarter, 2003)
Worst Quarter:	-23.63%	(fourth quarter, 2008)

AVERAGE ANNUAL TOTAL RETURNS as of Dec. 31, 2010

	1 Year	5 Years	10 Years
Rainier Large Cap Equity Portfolio
Return before taxes	15.73%	1.99%	1.40%
Return after taxes on distributions	15.66%	1.41%	1.07%
Return after taxes on distributions and sale of fund shares	10.31%	1.64%	1.15%
S&P 500 Index® (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	16.71%	3.75%	0.02%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” may be higher for certain figures because when a capital loss occurs upon the redemption of Fund shares, a tax deduction is provided that benefits the investor.

INVESTMENT ADVISER

Rainier Investment Management, Inc.®

PORTFOLIO MANAGERS

The Portfolio is team-managed by the Portfolio Managers listed below:

Name	Title	Managed the Fund Since
Daniel M. Brewer, CFA	Senior Portfolio Manager	2000
Mark W. Broughton, CFA	Senior Portfolio Manager	2002
Stacie L. Cowell, CFA	Senior Portfolio Manager	2006
Mark H. Dawson, CFA	Senior Portfolio Manager	1996
Andrea L. Durbin, CFA	Senior Portfolio Manager	2007
James R. Margard, CFA	Chief Investment Officer	Inception (1994)
Peter M. Musser, CFA	Senior Portfolio Manager	Inception (1994)

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PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Rainier Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 248-6314 or through a financial intermediary. The minimum initial investment in the Portfolio is $2,500. Additional investments may be made at any time with $250 or more.

TAX INFORMATION

The Portfolio’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred accounts will be taxed at a later date.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer, intermediary or your financial adviser to recommend the Portfolio over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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RAINIER FUNDS    July 29, 2011

Summary Prospectus

Rainier Large Cap Equity Portfolio – RIMEX

Original Shares